PREFERRED INCOME OPPORTUNITY FUND
INCORPORATED

Dear Shareholder:

     The Preferred Income Opportunity Fund has stayed on track very well in the first three quarters of fiscal 1996 despite the weak bond market. The return on net asset value ("NAV") was 4.4% over the first nine months, and the Fund's dividend rate was increased in May. Furthermore, the market price of the shares recently hit a new high for the past twelve months as the discount from NAV narrowed.

     Rapidly rising interest rates underscore the value of the Fund's hedging strategy. On August 31, 1996 the Fund's NAV was essentially unchanged from mid-February when the bond market started its fall. The decline in the value of the Fund's holdings of preferred stocks caused by rising interest rates was offset by gains on our hedges. Normally we would expect the NAV to decline moderately under these conditions because the "safety net" of our hedges was initially set slightly below the market (i.e., our put options on Treasury bond futures were "out-of-the-money"). However, we also benefited from our preferred stock holdings generally outperforming the Treasury bonds on which our hedges are based.

     Preferred stocks took a "breather" in the latest quarter as the market absorbed the liquidation of a large institutional portfolio. Nonetheless, we still see "creeping scarcity" of traditional preferreds eligible for the intercorporate Dividends Received Deduction. As discussed in our previous letters, there is a strong tax motivation for issuers to retire such preferreds.

     In the last few months, the discount of the market price of the Fund's shares from their NAV has generally narrowed from around 15% earlier this year. The strong NAV performance of the Fund and the increased dividend rate have probably helped. We have also made a serious effort to draw the Fund's accomplishments to the attention of securities analysts and investment publications. At this moment, the discount is approximately 8%, although it can be erratic from week to week.

     The Fund will probably be able to make a special year-end distribution this December. To date, realized capital gains have exceeded losses available to offset them, due in part to the success of our hedges. To the extent that any year-end distribution is attributable to capital gains, it will not qualify for the Dividends Received Deduction available to corporate investors. Of course, the year is not over, and the situation could change.

     The Preferred Income Opportunity Fund is intended to be an alternative to bond funds for investors who want less exposure to fluctuating interest rates than is normally associated with fixed income investments. It's working!

                                           Sincerely,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board
September 25, 1996

---------------------------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 1996 (UNAUDITED)
----------------------------------------------

                                                                                          PERCENT
                                                                              VALUE       OF TOTAL
                                                                             (000'S)     NET ASSETS
                                                                            ---------    ----------
ADJUSTABLE RATE PREFERRED STOCK
     Utilities...........................................................    $ 23,064        11.2%
     Banking.............................................................      32,355        15.7
                                                                             --------       -----
          Total Adjustable Rate..........................................      55,419        26.9
                                                                             --------       -----
FIXED RATE PREFERRED STOCK
     Utilities...........................................................      90,343        43.9
     Banking.............................................................      15,542         7.6
     Financial Services..................................................      13,048         6.4
     Industrial..........................................................       7,157         3.5
     Insurance...........................................................       3,767         1.8
                                                                             --------       -----
          Total Fixed Rate...............................................     129,857        63.2
                                                                             --------       -----
TOTAL PREFERRED STOCK....................................................     185,276        90.1
COMMON STOCK
     Utilities...........................................................       4,856         2.3
OTHER SECURITIES.........................................................       9,883         4.8
COMMERCIAL PAPER.........................................................         334         0.2
PURCHASED PUT OPTIONS....................................................       3,629         1.8
                                                                             --------       -----
TOTAL INVESTMENTS........................................................     203,978        99.2
OTHER ASSETS AND LIABILITIES (NET).......................................       1,640         0.8
                                                                             --------       -----
          TOTAL NET ASSETS...............................................    $205,618       100.0%
                                                                             ========       =====


FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                                                                DIVIDEND
                                                 DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                   PAID         VALUE       CLOSING PRICE       PRICE(1)
                                                 --------     ---------     -------------     ------------
December 29, 1995.............................    $0.0695       $12.14         $10.375           $10.47
January 31, 1996..............................     0.0695        12.18          10.750            10.73
February 29, 1996.............................     0.0695        11.95          10.500            10.58
March 29, 1996................................     0.0695        12.08          10.250            10.28
April 30, 1996................................     0.0695        12.04          10.625            10.56
May 31, 1996..................................     0.0740        12.19          10.500            10.52
June 28, 1996.................................     0.0740        12.25          11.125            10.99
July 31, 1996.................................     0.0740        12.18          11.000            11.13
August 30, 1996...............................     0.0740        12.14          11.125            11.12

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

-------------------------------------------------------------------------------------------------------------------------
                                                                           Preferred Income Opportunity Fund Incorporated
                                                                                    STATEMENT OF CHANGES IN NET ASSETS(1)
                                                                            NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                           ----------------------------------------------
OPERATIONS:
    Net investment income.............................................................................      $  9,757,327
    Net realized gain on investments sold.............................................................         8,259,504
    Net unrealized depreciation of investments during the period......................................       (10,985,354)
                                                                                                            ------------
        Net increase in net assets from operations....................................................         7,031,477
DISTRIBUTIONS:
    Dividends paid from net investment income to Money Market Cumulative
      Preferred[Trademark] Stock Shareholders.........................................................        (1,957,865)
    Dividends paid from net investment income to Common Stock Shareholders............................        (7,175,871)
                                                                                                            ------------
        Net decrease in net assets....................................................................        (2,102,259)
NET ASSETS:
    Beginning of period...............................................................................       207,720,095
                                                                                                            ------------
    End of period.....................................................................................      $205,617,836
                                                                                                            ============

                                                                                                 FINANCIAL HIGHLIGHTS(1)
                                                                           NINE MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
                                                                   FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                                                                   -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period.................................................................   $      12.35
                                                                                                            ------------
    Net investment income................................................................................           0.87
    Net realized gain and unrealized depreciation on investments.........................................          (0.24)
                                                                                                            ------------
    Net increase in net asset value resulting from investment operations.................................           0.63
DISTRIBUTIONS:
    Dividends declared to Money Market Cumulative Preferred[Trademark] Stock Shareholders................          (0.18)
    Dividends paid from net investment income............................................................          (0.64)
    Change in accumulated undeclared dividends on Money Market Cumulative Preferred[Trademark] Stock.....          (0.02)
                                                                                                            ------------
    Total from distributions.............................................................................          (0.84)
                                                                                                            ------------
    Net asset value, end of period.......................................................................   $      12.14
                                                                                                            ============
    Market value, end of period..........................................................................   $     11.125
                                                                                                            ============
    Net assets, end of period............................................................................   $205,617,836
                                                                                                            ============
    Common shares outstanding, end of period.............................................................     11,151,287
                                                                                                            ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income................................................................................           7.46%*
    Operating expenses...................................................................................           1.72%*
    Portfolio turnover rate..............................................................................             71%

---------------

(1) These tables summarize the nine months ended August 31, 1996 and should be read in conunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1995.
  * Annualized.

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       Morgan Gust
       Robert F. Wulf

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME OPPORTUNITY FUND?
       - If your shares are held in a Brokerage Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                 (FDISG)
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.



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                                   Quarterly
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                                August 31, 1996